                                                                   Exhibit 10.11
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                             STOCK PLEDGE AGREEMENT

                                      among

                      PACIFIC AEROSPACE & ELECTRONICS, INC.

                                       and

                            PA&E INTERNATIONAL, INC.,
                                 each a Pledgor,

                                       and

                           FIRST UNION NATIONAL BANK,
                               as Collateral Agent

                            -------------------------

                           Dated as of March 25, 2002

                            -------------------------




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
SECTION 1.     DEFINITIONS.........................................................1

SECTION 2.     THE PLEDGE..........................................................2

SECTION 3.     SECURITY FOR OBLIGATIONS............................................3

SECTION 4.     REPRESENTATIONS AND WARRANTIES......................................3

SECTION 5.     COVENANTS...........................................................4

SECTION 6.     ADVANCES BY LENDERS.................................................5

SECTION 7.     VOTING RIGHTS; DIVIDENDS............................................5

SECTION 8.     CONTINUED PERFECTION OF SECURITY INTEREST...........................6

SECTION 9.     OBLIGATIONS OF THE PLEDGORS AND RIGHTS OF THE COLLATERAL AGENT......6

SECTION 10.    REMEDIES OF THE COLLATERAL AGENT....................................6

SECTION 11.    COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.........................8

SECTION 12.    SECURITY INTEREST ABSOLUTE..........................................9

SECTION 13.    AMENDMENTS; ETC.....................................................9

SECTION 14.    NOTICES.............................................................9

SECTION 15.    CONTINUING ASSIGNMENT; PLEDGE AND SECURITY INTEREST; RELEASE.......10

SECTION 16.    APPLICATION OF PROCEEDS............................................10

SECTION 17.    SEVERABILITY.......................................................11

SECTION 18.    HEADINGS...........................................................11

SECTION 19.    GOVERNING LAW......................................................11

SECTION 20.    CONSENT TO JURISDICTION............................................11

SECTION 21.    WAIVER OF JURY TRIAL...............................................12

SECTION 22.    EXECUTION IN COUNTERPARTS..........................................12

SECTION 23.    APPLICABILITY OF NOTE PURCHASE AGREEMENT...........................12

Annex 1-A - Certificates of Stock of the Domestic Subsidiaries

Annex 1-B - Certificates of Stock of the Foreign Subsidiaries

                             STOCK PLEDGE AGREEMENT

               STOCK PLEDGE AGREEMENT, dated as of March 25, 2002 (this "Agreement"), among PACIFIC AEROSPACE & ELECTRONICS, INC., a Washington corporation (the "Company"), and PA&E INTERNATIONAL, INC. and each other Subsidiary (as hereinafter defined) of the Company that may become a "pledgor" hereunder (collectively, the "Pledgor Subsidiaries"; the Company and the Pledgor Subsidiaries are referred to herein individually as a "Pledgor" and collectively, as the "Pledgors"), and FIRST UNION NATIONAL BANK, acting in its capacity as collateral agent (the "Collateral Agent") for the Holders (as hereinafter defined),

                              W I T N E S S E T H:

               WHEREAS, the Company, the Initial Purchaser (as hereinafter defined) and the Collateral Agent have entered into that certain Note Purchase Agreement, dated as of March 19, 2002 (as such agreement may be amended, restated, modified or supplemented from time to time, the "Note Purchase Agreement"); and

               WHEREAS, it is a condition precedent to the obligations of the Initial Purchaser under the Note Purchase Agreement, that the Pledgors execute and deliver this Agreement pursuant to which, among other things, the Pledgors shall grant to the Collateral Agent, for the benefit of the Holders, a continuing security interest in all of the Collateral (as hereinafter defined) to secure all of the Obligations (as hereinafter defined);

               NOW, THEREFORE, in consideration of the agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following assignments, representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

               SECTION 1.    Definitions

               Except as otherwise indicated herein, as used in this Agreement, the following terms have the following meanings:

               "Domestic Subsidiaries" means each Subsidiary that is a corporation incorporated under the laws of the United States of America or any State or territory thereof.

               "Foreign Subsidiaries" means each Subsidiary that is a corporation incorporated under the laws of any jurisdiction other than the United State of America or any State or territory thereof.

               "UCC" means the Uniform Commercial Code, as in effect in any applicable jurisdiction.

               (a) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement, and the principles of construction set forth in the Note Purchase Agreement shall apply.

               (b) Except for the terms defined in this Agreement or in the Note Purchase Agreement, all terms defined in Article 8 or 9 of the UCC of the State of New York which are used in this Agreement shall have the meanings specified in such Articles.

               SECTION 2.    The Pledge.

               Each Pledgor hereby pledges and hypothecates to the Collateral Agent for the benefit of the Holders, and hereby grants to the Collateral Agent for the benefit of the Holders a continuing security interest in and to, all of its presently owned or hereafter acquired right, title and interest in and to the following (the "Collateral"):

               (a) (i) the shares of common stock of each of the Domestic Subsidiaries, identified in Annex 1-A hereto, representing 100% of the issued and outstanding common stock of each of the Domestic Subsidiaries, and all other shares of Capital Stock of whatever class of each of the Domestic Subsidiaries now or hereafter owned by such Pledgor, in each case together with the certificates evidencing the same, and (ii) the shares of common stock of each of the Foreign Subsidiaries, identified in Annex 1-B hereto, representing 65% (or, if as a result of a change in applicable law, such Pledgor can pledge a greater percentage without causing adverse tax consequences to the Pledgor, such greater percentage) of the issued and outstanding voting stock (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of any nonvoting classes of stock (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each of the Foreign Subsidiaries, and all other shares of Capital Stock of whatever class, now or hereafter owned by such Pledgor, necessary to maintain the security interest created hereby in 65% (or, if as a result of a change in applicable law, such Pledgor can pledge a greater percentage without causing adverse tax consequences to such Pledgor, such greater percentage) of the voting stock and 100% of the nonvoting stock of each of the Foreign Subsidiaries, in each case together with the certificates representing the same (the shares of stock referred to in clauses (i) and (ii), collectively, the "Pledged Shares");

               (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any Stock Equivalents issued to the holders of, or otherwise in respect of, the Pledged Shares;

               (c) all securities in substitution for or in addition to any of the foregoing, any certificates representing or evidencing such securities, and all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

               (d) all Proceeds of and to any of the property of such Pledgor described in the preceding clauses of this Section 2.

               SECTION 3.    Security for Obligations.

               The Collateral secures the prompt and complete payment and performance of all the Obligations.

               SECTION 4.    Representations and Warranties.

               Each Pledgor represents and warrants as follows:

               (a) No consent of any other Person and no authorization, approval, or other action by, or notice to or filing with, any Person is required (i) for the pledge and assignment by such Pledgor of the Collateral pursuant to this Agreement, (ii) for the validity, perfection or maintenance of the first priority security interest created hereby or (iii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Collateral pursuant to this Agreement or as provided by law, except in each case for those which have been duly obtained or made, which are in full force and effect and as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

               (b) Each Pledgor is the legal and beneficial owner of, and has good title to, the Collateral of such Pledgor free and clear of all Liens, except for the security interest created by this Agreement and Liens for taxes, assessments, governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company and each of its Subsidiaries, as the case may be, in accordance with GAAP (such Liens, "Governmental Liens").

               (c) Each Pledgor owns all of the issued and outstanding Capital Stock of the Domestic Subsidiaries and the Foreign Subsidiaries of such Pledgor.

               (d) This Agreement creates a valid security interest in and to all of the Collateral securing the payment of all the Obligations. The Pledged Shares pledged by each Pledgor hereunder are, and any securities pledged in substitution therefor or in addition thereto will be duly and validly pledged hereunder in accordance with all applicable Requirements of Law.

               (e) Each Pledgor has the right to pledge the Pledged Shares owned by it as herein provided.

               (f) Any certificate evidencing the Pledged Shares pledged by a Pledgor hereunder is, and any certificate pledged hereunder in substitution therefor or in addition thereto will be, issued in the name of such Pledgor and the form of transfer applicable to each such certificate has been, or when issued will then have been duly executed in blank or is, or when issued will then be, the subject of a duly executed transfer duly signed in blank by or under the authority of the appropriate officer of such Pledgor. Each such transfer will give the Collateral Agent the rights and authority it purports to give.

               (g) Prior to or concurrently with the execution and delivery of this Agreement, each Pledgor shall have delivered to the Collateral Agent or its agent all certificates evidencing the Pledged Shares owned by it and any related instrument of transfer, duly endorsed by such Pledgor, evidencing any pledge of Pledged Shares made by such Pledgor to the Collateral Agent.

               (h) None of the Collateral pledged by the Pledgors hereunder constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

               (i) No Pledgor owns any Capital Stock in any Subsidiary other than as set forth on Annex 1-A and Annex 1-B attached hereto.

               (j) No Pledgor is a party to any outstanding agreement, option or contract to sell or otherwise transfer all or any portion of the Collateral. No part of the Collateral is subject to the terms of any agreement restricting the sale or transfer of such Collateral. No Person has any right to purchase or terminate any or all of the interests of any Pledgor in the Pledged Shares of the Subsidiaries.

               SECTION 5.    Covenants.

               Each Pledgor agrees that so long as any of the Secured Obligations remains outstanding:

               (a) Books and Records. It will mark its books and records (and cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent pursuant to this Agreement.

               (b) Defense of Collateral. It will defend the Collateral against all claims and demands of all Persons (other than the Collateral Agent, the Holders claiming an interest in any of the Collateral and the holders of Governmental Liens). It will discharge or cause to be discharged all Liens on any or all of the Collateral, except for the security interest created by this Agreement and Governmental Liens.

               (c) Location of Office. It shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral at the address specified in the Note Purchase Agreement; or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all action required by
Section 8 shall have been taken with respect to the Collateral.

               (d) Disposition of Collateral. It shall not transfer, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral owned by it or create or suffer to exist any Lien upon or with respect to any of the Collateral owned by it, except for (i) the pledge, hypothecation and security interest created by this Agreement and (ii) as otherwise expressly permitted by the Note Purchase Agreement.

               SECTION 6.    Advances by Lenders.

               On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any Taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Holders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate of 8.0%. No such performance of any covenant or agreement by the Collateral Agent or the Holders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Agreement, the other Operative Agreements or any other documents relating to the Secured Obligations. The Collateral Agent and the Holders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

               SECTION 7.    Voting Rights; Dividends.

               So long as no Default or Event of Default shall have occurred and be continuing, subject to applicable cure periods (or, in the case of clause (a) of this Section, as long as no notice thereof shall have been given by the Collateral Agent to the relevant Pledgor):

               (a) Each Pledgor shall be entitled to exercise any and all management, voting and other consensual rights pertaining to the Collateral in a manner consistent with the terms of this Agreement and the other Operative Agreements; provided, however, that such Pledgor shall not exercise, or refrain from exercising, any such right if such action or inaction would have a Material Adverse Effect;

               (b) Each Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Collateral owned by it (other than any and all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, all of which shall be forthwith delivered to the Collateral Agent to hold as Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the

Collateral Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement)); provided that if any of the Pledgors' Subsidiaries are dissolved or liquidated in accordance with the terms and conditions of the Note Purchase Agreement, each such Pledgor shall be entitled to receive and retain any and all dividends paid in respect of such liquidation or dissolution.

               (c) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as any Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (a) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (b) above.

               SECTION 8. Continued Perfection of Security Interest.

               Each Pledgor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Collateral Agent will not then, or with the passage of time cease to have, a first priority perfected security interest in and to any of the Collateral owned by it.

               Each Pledgor agrees that from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect the pledge, hypothecation and security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral owned by such Pledgor. In connection with the foregoing, each Pledgor agrees to file, and further hereby authorizes the Collateral Agent to file, at any time and from time to time Financing Statements in any jurisdiction that may be necessary, or that the Collateral Agent deems necessary to create, perfect and protect the pledge, hypothecation and security interest granted or purported to be granted hereby.

               SECTION 9. Obligations of the Pledgors and Rights of the Collateral Agent.

               The powers conferred on the Collateral Agent hereunder are solely to protect the interest in the Collateral for the benefit of the Holders and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

               SECTION 10. Remedies of the Collateral Agent.

               At any time after an Event of Default has occurred and so long as it is continuing, subject to applicable cure periods, the Collateral Agent has the right to do any or all of the following:

               (a) The Collateral Agent may exercise any and all rights and remedies of the Pledgors under or in connection with the Pledged Shares or otherwise in respect of the Collateral.

               (b) Subject to compliance with applicable law, the Collateral Agent shall have the right in its discretion and without prior notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral owned by such Pledgor.

               (c) Upon receipt of written notice of such Event of Default, subject to applicable cure periods, from the Collateral Agent or any Holder, all rights of the Pledgors to receive the dividends and distributions which they would otherwise be authorized to receive and retain, shall cease for so long as such Event of Default is continuing, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends and distributions. All dividends and distributions which are received by any Pledgor contrary to the provisions of this paragraph shall be received in trust for the benefit of the Collateral Agent as security for the Obligations, shall be segregated from other funds of the relevant Pledgor and shall be forthwith paid over to the Collateral Agent or its agent as Collateral in the same form as so received (with any necessary indorsement).

               (d) The Collateral Agent may file any claims, commence, maintain, settle or discontinue any actions, suits or other proceedings deemed by the Collateral Agent in its sole discretion necessary or advisable for the purpose of collecting upon the Collateral and execute any instrument and do all other things deemed necessary and proper by the Collateral Agent in its sole discretion to protect and preserve and permit the Collateral Agent to realize upon the Collateral and the other rights contemplated thereby.

               (e) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at thirty (30) Business Days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall (subject to applicable law) constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (f) In view of the position of each Pledgor in relation to the Collateral owned by it, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, any rules or regulations promulgated thereunder, or any similar statute hereafter enacted analogous in purpose or effect (such Act, such rules and regulations and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws may strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral owned by such Pledgor, and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable "Blue Sky" or other state securities laws or the securities laws of countries other than the United States or similar laws analogous in purpose or effect. Each Pledgor recognizes that, in light of the foregoing restrictions and limitations, the Collateral Agent may, with respect to any sale of Collateral owned by such Pledgor, to the extent commercially reasonable, limit the purchasers to those who will agree, among other things, to acquire Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that, in light of the foregoing restrictions and limitations, the Collateral Agent, in a commercially reasonable manner, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering the Collateral or part thereof shall have been filed under the Federal Securities Laws and (ii) may approach and negotiate with any one or more possible purchasers to effect such sale. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in a commercially reasonable manner, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more purchasers were approached. The provisions of this paragraph will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells the Pledged Shares. Each Pledgor agrees that sales made in accordance with this paragraph in all respects will be made in a commercially reasonable manner.

               (g) All payments made under or in connection with the Pledged Shares or otherwise in respect of the Collateral and received by the Collateral Agent as Collateral in accordance with the provisions hereof may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and then or as soon thereafter as is reasonably practicable applied in whole or in part by the Collateral Agent for the benefit of the Holders against all or any part of the Obligations in accordance with the terms of the Note Purchase Agreement.

               SECTION 11. Collateral Agent Appointed Attorney-in-Fact.

               Each Pledgor hereby appoints the Collateral Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, upon the occurrence of and during the continuance of an Event of Default in the Collateral Agent's discretion, to take any and all actions authorized or permitted to be taken by the Collateral Agent under this Agreement or by law, including but not limited to the power to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or desirable for the collection thereof. Such appointment of the Collateral Agent as the Pledgors' attorney-in-fact is coupled with an interest and is irrevocable.

               SECTION 12. Security Interest Absolute.

               The obligations of each Pledgor under this Agreement shall be absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Purchase Agreement or any other Operative Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Operative Agreement; (c) any furnishing of any additional security (including, without limitation, any assets, whether now owned or hereafter acquired, upon which a Lien is created or granted from time to time pursuant to the other Collateral Documents) to the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor. In the event of any inconsistency between this Agreement and the Note Purchase Agreement, the Note Purchase Agreement shall govern.

               SECTION 13. Amendments; Etc.

               This Agreement may be amended, restated, changed, waived, discharged or terminated only (i) by an instrument in writing executed by the parties hereto and (ii) in accordance with Section 17 of the Note Purchase Agreement.

               SECTION 14. Notices.

               All notices and other communications hereunder shall be given (in the manner specified in the Note Purchase Agreement) to the parties hereto at their respective addresses specified in the Note Purchase Agreement (or, if any party hereto is not a party to the Note Purchase Agreement, at its address set forth under its name on the signature page hereto).

               SECTION 15. Continuing Assignment; Pledge and Security Interest; Release.

               This Agreement shall create a continuing pledge, assignment of, hypothecation of and security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations (other than contingent surviving obligations) and (b) inure to the benefit of, and be enforceable by, the Collateral Agent, the Holders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), any Holder may assign or otherwise transfer all or any portion of its rights in the Obligations to the extent and in the manner provided in the Note Purchase Agreement, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise. Upon the indefeasible payment in full of the Obligations (other than contingent surviving obligations), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent will, at the Pledgors' expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

               SECTION 16. Application of Proceeds.

               Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the Holders in cash or its equivalent, will be applied in reduction of the Obligations in the following order:

                      FIRST, to the payment of all reasonable out-of-pocket fees and costs and expenses (including without limitation reasonable attorneys' fees) of the Collateral Agent under the Operative Agreements, including, but not limited to, those incurred in connection with enforcing the rights of Collateral Agent and the Holders under the Operative Agreements;

                      SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Holders in connection with enforcing its rights under the Operative Agreements or otherwise with respect to the Obligations owing to such Holder;

                      THIRD, to the payment of all accrued interest and fees on or in respect of the Obligations;

                      FOURTH, to the payment of the outstanding principal amount of the Obligations;

                      FIFTH, to all other obligations which shall have become due and payable under the Operative Agreements or otherwise and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

                      SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

               Each Debtor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

               SECTION 17. Severability.

               If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

               SECTION 18. Headings.

               The headings of the various sections and paragraphs of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

               SECTION 19. GOVERNING LAW.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               SECTION 20. CONSENT TO JURISDICTION.

               EACH PLEDGOR (I) IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION ARISING OUT OF THIS AGREEMENT, (II) AGREES THAT ALL CLAIMS IN SUCH ACTION MAY BE DECIDED IN SUCH COURT, (III) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND (IV) CONSENTS TO THE SERVICE OF PROCESS BY MAIL. A FINAL JUDGMENT IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS.

               NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION IN ANY OTHER COURT.

               SECTION 21. WAIVER OF JURY TRIAL.

               EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

               SECTION 22. Execution in Counterparts.

               This Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 23. Applicability of Note Purchase Agreement.

               In amplification of, and notwithstanding any other provisions of this Agreement, in connection with its obligations hereunder, the Collateral Agent has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the Note Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                       PACIFIC AEROSPACE & ELECTRONICS, INC.,
                                       as Pledgor


                                       By: /s/ Donald A. Wright
                                          -----------------------------
                                          Name: Donald A. Wright
                                          Title: Chief Executive Officer and
                                                 President


                                       PA&E INTERNATIONAL, INC., as Pledgor


                                       By: /s/ Donald A. Wright
                                          -----------------------------
                                          Name: Donald A. Wright
                                          Title: President

                                       Address:

                                       c/o Pacific Aerospace & Electronics, Inc.
                                       430 Olds Station Road
                                       Wenatchee, Washington  98801

                                       FIRST UNION NATIONAL BANK, not in its
                                       individual capacity, but solely as
                                       Collateral Agent


                                        By: /s/ Paul Thompson
                                           -----------------------------
                                           Name: Paul Thompson
                                           Title: Vice President

                                                                       ANNEX 1-A

                      CERTIFICATES OF DOMESTIC SUBSIDIARIES


                                                                                            Number of
                                                                 Percentage   Certificate  Outstanding
Pledgor                     Issuing Corporation                  Ownership      Number       Shares
-------                     -------------------                  ---------    -----------  -----------
Pacific Aerospace &         Aeromet America, Inc.                  100.0%         3          100,000
Electronics, Inc.

Pacific Aerospace &         Balo Precision Parts, Inc.             100.0%         3          100,000
Electronics, Inc.

Pacific Aerospace &         Cashmere Manufacturing Co., Inc.       100.0%        38            1,000
Electronics, Inc.

Pacific Aerospace &         Ceramic Devices, Inc.                  100.0%         2            1,000
Electronics, Inc.

Pacific Aerospace &         Electronic Specialty Corporation       100.0%         2            100,000
Electronics, Inc.

Pacific Aerospace &         Northwest Technical Industries,        100.0%         2            100,000
Electronics, Inc.           Inc.

Pacific Aerospace &         Pacific Coast Technologies, Inc.,      100.0%        67         10,714,726
Electronics, Inc.

Pacific Aerospace &         PA&E International, Inc.,              100.0%         1            100,000
Electronics, Inc.

Pacific Aerospace &         Seismic Safety Products, Inc.          100.0%         3            100,000
Electronics, Inc.

Pacific Aerospace &         Skagit Engineering &                   100.0%        002               100
Electronics, Inc.           Manufacturing, Inc.

Pacific Aerospace &         PA&E Engineering, Inc.                 100.0%         1            100,000
Electronics, Inc.

                                                                       ANNEX 1-B

                      CERTIFICATES OF FOREIGN SUBSIDIARIES


                                                                                            Number of
                                                                 Percentage   Certificate  Outstanding
Pledgor                     Issuing Corporation                  Ownership      Number       Shares
-------                     -------------------                  ---------    -----------  -----------
PA&E International, Inc.    Pacific A & E Limited                100.0%           1                 1